Exhibit 99.1

Marchex Provides Corporate Update

SEATTLE—(BUSINESSWIRE)— March 24, 2020 – Marchex, Inc. (NASDAQ: MCHX), a leading conversational analytics company that connects the voice of the customer to your business, announced that due to the growing impact from the COVID-19 outbreak and the resulting uncertainties and disruptions to our customers, at this time the company is withdrawing its previously announced business outlook and financial guidance for the first quarter of 2020 ending March 31, 2020.

“We recognize many of our customers are facing unprecedented challenges during this period.  As a result, we anticipate that financial difficulties for some of our customers may result in payment delays or impact collectability in the first quarter and immediate future. This may also have a subsequent impact on our near-term results and pipeline as we work closely with our customers to manage through this difficult period,” said Russell Horowitz, Executive Chairman and Co-CEO.

“Given the rapidly evolving circumstances with everything from temporary business closures to expanding isolation efforts, nearly every sector of the economy is being impacted. Our priority during this period of uncertainty is to safeguard our employees and support our customers and partners in every way possible.  Where we can make a difference for our customers with our products and solutions and help ensure their continuity and stability, we are committed to doing so. We know we can help our customers gain real-time insights into their customer conversations and, in turn, understand what is most important to their businesses right now. This can help inform their real-time prioritizations and actions, which is critical for all of us during this period.”

“While we note the current circumstances and their corresponding impacts, we believe that Marchex has a strong operating model and strong balance sheet and cash position without debt, which will help us weather this disruption. We remain confident in our strategy, long-term prospects and meaningful growth opportunity.”

Marchex will provide additional information in its first quarter 2020 earnings announcement and conference call based on information available at that time.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions, as well as the impact of the outbreak of COVID-19 on the general economy, our customers and on our business, operations, employees and financial condition. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of March 24, 2020 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Marchex, Inc.
Investor Relations
Trevor Caldwell, 206-331-3600
ir@marchex.com